Q4 and Fiscal 2010 Investor/Analyst Call August 10, 2010 Exhibit 99.2 © 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Forward-Looking Statements and GAAP
Reconciliation
contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in CareFusion’s Form 10-K,
Form 10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; and we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business. This presentation reflects management’s views as of August 10, 2010. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
financial measures. Reconciliations can be found on slides 16 and 17 of this presentation.  In addition, definitions
Relations tab.
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This presentation
Non-GAAP Financial Measures: The financial information included in this presentation includes Non-GAAP and reconciling information can be found on CareFusion’s website at www.carefusion.com under the Investor

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Dave Schlotterbeck, Chairman and Chief Executive Officer • Ed Borkowski, Chief Financial Officer

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q4 and Fiscal 2010 Results

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q4 Fiscal 2010 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M
% Change
¹
$M
% Change
¹
Revenue $1,035 19% $1,035 19%
Operating Expenses
²
$362 14% $338 13%
Operating Income
²
$135 59% $147 44%
Income From Continuing
Operations
³
$52 (20)% $85 10%
Diluted EPS From Continuing
Operations
³
$0.23 (23)% $0.38 6%
1 % Change over prior year period.
2 Adjusted operating expenses and adjusted operating income are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring gain on the sale of assets.
3 Adjusted income from continuing operations and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, nonrecurring gain on the sale of assets and nonrecurring tax items.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q4 Fiscal 2010 Year-Over-Year
Quarterly Segment Review
GAAP Adjusted
Critical Care Technologies (CCT) $M
% Change
¹
$M
% Change
¹
Revenues $716 21% $716 21%
Segment Profit
²
$106 38% $123 38%
Medical Technologies and Services
(MTS)
$M % Change
¹
$M % Change
¹
Revenues $319 16% $319 16%
Segment Profit
²
$17 113% $24 85%
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2010 Review
GAAP Adjusted
$M
% Change
¹
$M
% Change
¹
Revenue $3,929 9% $3,929 9%
Operating Expenses
²
$1,406 9% $1,324 9%
Operating Income
²
$472 6% $542 5%
Income From Continuing
Operations
³
$171 (41)% $317 0%
Diluted EPS From Continuing
Operations
³
$0.77 (42)% $1.42 (1)%
% Change over prior year period.
Adjusted operating expenses and adjusted operating income are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring gain on the sale of assets.
Adjusted income from continuing operations and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, non recurring gain on the sale of assets and nonrecurring tax items. Adjusted amounts also exclude the impact of the $58 million charge related to the tax reserve increase taken in Q3 fiscal 2010.
1
2
3

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2010 Segment Review
GAAP Adjusted
Critical Care Technologies (CCT) $M
% Change
¹
$M
% Change
¹
Revenues $2,644 9% $2,644 9%
Segment Profit
²
$395 12% $450 12%
Medical Technologies and Services
(MTS)
$M % Change
¹
$M % Change
¹
Revenues $1,285 10% $1,285 10%
Segment Profit
²
$65 (28)% $92 (19)%
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Fiscal 2011 Guidance

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Impact of FY10 Benefits Not Expected
To Reoccur in FY11; FX Fluctuations
Positive impact on Infusion revenue related to the
resumption of sales of Alaris ® System in July 2009 following
5 months on ship hold
$60 million
Respiratory revenue for flu and emergency preparedness
related to H1N1
$60 - $65 million
Negative currency impact anticipated from fiscal 2010
results to fiscal 2011 budget
$85 - $90 million
Total Revenue Impact ~$210 million
Estimated Aggregate EPS Impact
¹
$0.25 - $0.30
10
Estimated aggregate EPS impact is based on the reduction of the revenue associated with each one-time benefit, as well as the associated cost of sales, operating expenses and income tax expense at our fiscal year 2010 effective tax rate.  Weighted average diluted common shares outstanding of 223.0 million for fiscal year 2010 were utilized in determining the final estimated EPS impact.
1

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Fiscal 2011 Guidance
$ in millions FY11 Outlook
Total Revenue (percent growth over FY10)
Mid single digits on a reported basis;
mid to high single digits on a constant
currency basis
Adjusted Operating Expenses 33% of total revenue
Gross Margin ~48%
Adjusted Operating Margin ~15%
Adjusted Effective Tax Rate 30 - 32%
Adjusted Diluted EPS $1.58 - $1.68
Nonrecurring Items $100 - $110
Diluted Weighted Average Shares Outstanding ~225M
Capital Expenditures $160 - $180
11
Adjusted operating expenses and adjusted operating margin are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
Adjusted effective tax rate and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, nonrecurring tax items and discontinued operations.
Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items.
1
2
3
2
3
1
2
1

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2011 Assumptions
•
Hospital capital spending grows low to mid single
digits; customers continue prioritizing spending
•
Restructuring provides an additional $85 million
to $95 million in pre-tax cost savings
•
Foreign exchange rates remain at current levels
•
Negative EPS currency impact between fiscal
2010 results and fiscal 2011 budget is ~$0.08

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2011 CCT Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue grows on a percentage
basis by mid single digits on a reported
and constant currency basis
°
Infusion: Revenues grow on a percentage basis in
the high teens due to Medegen acquisition and from
incremental market share gains in 2HFY11 following
FDA requirement for Baxter to remove its Colleague
pump base within two years
°
Respiratory: Revenues are flat due to a normal flu
season with no impact from H1N1
°
Dispensing: Revenues grow on a percentage basis by
low to mid single digits

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2011 MTS Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue grows on a percentage basis by
low single digits on a reported basis and mid
single digits on constant currency basis
°
ChloraPrep
®
business grows double digits based on
successful execution of growth strategy both domestically
and internationally
°
Interventional Specialties business continues to grow,
driven by full commercial launch of
AVAmax
®
Vertebral
Balloon (Kyphoplasty) and other portfolio products
°
Research Services divestiture negatively impacts top line
by 5 percent

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q&A

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q4 Fiscal 2010 Non-GAAP
Reconciliations
$ in millions
FY10 Q4
GAAP
Nonrecurring
Items
¹
FY10 Q4
Adjusted
Operating Expenses $362 $(24) $338
Operating Income $135 $12 $147
Income From Continuing Operations $52 $33 $85
Diluted EPS From Continuing
Operations
²
$0.23 $0.15 $0.38
Critical Care Technologies
Segment Profit
$106 $17 $123
Medical Technologies and
Services Segment Profit
$17 $7 $24
Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, nonrecurring gain on the sale of assets and nonrecurring tax items.
Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on August 10, 2010.
2
1
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab. A discussion of

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2010 Non-GAAP
Reconciliations
$ in millions
FY10
GAAP
Nonrecurring
Items
¹
FY10
Adjusted
Operating Expenses $1,406 $(82) $1,324
Operating Income $472 $70 $542
Income From Continuing Operations $171 $146 $317
Diluted EPS From Continuing
Operations
²
$0.77 $0.65 $1.42
Critical Care Technologies
Segment Profit
$395 $55 $450
Medical Technologies and
Services Segment Profit
$65 $27 $92

Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, nonrecurring gain on the sale of assets and nonrecurring tax items. Adjusted amounts also exclude the impact of the $58 million charge related to the tax reserve increase taken in Q3 fiscal 2010.

Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on August 10, 2010.
1
2
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com under the Investor Relations tab. A discussion of